UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
January 10, 2011

All State Properties Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada ---------------------------------------------- (State or Other Jurisdiction of Incorporation) 000-12895 59-2300204 ------------------------ --------------------------------- (Commission File Number) (IRS Employer Identification No.)

1138 N. Germantown Pkwy, Suite 101-319
Cordova, TN 38016
 (Address of Principal Executive Offices) (Zip Code)

(901) 302-9160
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words "anticipate," "believe,"

"estimate," "plan," "intend" and "expect" and similar expressions as they relate to All State Properties Holdings, Inc., or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, unexpected changes in market conditions, volatility in the commodities markets, and the ability to successfully reach agreement on acquisition terms. Except as required by the Federal Securities laws, the Company does not undertake any obligation to release publicly, any revisions to any forward-looking statements.

Item 8.01. Other Events.

On January 10, 2012, the Company issued a press release entitled “All State Properties Holdings, Inc. (Pink Sheets: ATPT) Announces the extension and increase of its Stock Dividend for Common Stock Shareholders”  A copy of the press release is attached as Exhibit 99.1, and incorporated herein by reference.

Item 9.01.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Registrant, dated January 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL STATE PROPERTIES HOLDINGS, INC.

Date: January 13, 2012	By:	/s/ E. Robert Gates
E. Robert Gates
Chief Executive Officer

All State Properties Holdings, Inc. (Pink Sheets: ATPT) Announces the extension and increase of its Stock Dividend for Common Stock Shareholders

Memphis, TN., January 10, 2012-- All State Properties Holdings, Inc. (Pink Sheets: ATPT) announced today that shareholders of record at the close of business on January 31, 2012 will receive a Restricted Stock Dividend equivalent to five percent (5%) of their recorded common stock shareholdings. The payable date will be February 10, 2012. The shares will be restricted for a period of one year and will be eligible for free trading on that anniversary date.

This dividend replaces the stock dividend announced earlier on December 6, 2011 for holders of record as of December 31, 2011. The Directors of the Company determined that the holidays did not allow sufficient time for all shareholders to participate in the earlier announced common stock dividend offer. In addition, the Directors increased the percentage of the dividend to 5% reflecting their confidence in the business strategy of the company and as a way to create shareholder value while thanking shareholders for their continued loyalty and support.

All State Properties Holdings confirmed that it is implementing a quarterly dividend program, this being the first of its planned quarterly dividends. Specific dates and instructions for additional quarterly Common Stock Dividends will be released as available.

About All State Properties Holdings, Inc.

All State Properties Holdings, Inc. is engaged in the procurement, development and production of natural resource properties and assets.

Forward-looking Statement

One of our most important responsibilities is to communicate with shareholders in an open and direct manner. Comments are based on current management expectations, and are considered "forward-looking statements," generally preceded by words such as "plans," "expects," "believes," "anticipates," or "intends." We cannot promise future returns. Our statements reflect our best judgment at the time they are issued, and we disclaim any obligation to update or alter forward-looking statements as the result of new information or future events. All State Properties Holdings, Inc. urges investors to review the risks and uncertainties contained within its filings with the Securities and Exchange Commission.

CONTACT:

All State Properties Holdings, Inc.

Dr. E. Robert Gates, 901-302-9160

dr.robertgates@gmail.com